EXHIBIT 99.1



STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

     I, J. Joseph King, Vice-Chairman and Chief Executive Officer of Molex Incorporated, state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of Molex Incorporated, and, except as corrected or supplemented in a subsequent covered report:

      * no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or the case of a report on Form 8-K or definitive proxy material, as of the date on which it was filed); and

      * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or the case of a report on Form 8-K or definitive proxy material, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Company's audit committee.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      * the Annual Report on Form 10-K of Molex Incorporated filed via EDGAR on September 20, 2002; and

      * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Molex Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      * any amendments to any of the foregoing.



Signature:	/S/ J. JOSEPH KING
Name:		J. Joseph King

Date:           September 20, 2002
                                             Subscribed and sworn to before me
                                             this 20th day of September 2002.


                                              /S/ TRACY E. JOHNSON
                                              Notary Public
                                              My commission expires:
                                              September 10, 2003







STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

     I, Robert B. Mahoney, Vice President, Treasurer and Chief Financial Officer of Molex Incorporated, state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of Molex Incorporated, and, except as corrected or supplemented in a subsequent covered report:

      * no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or the case of a report on Form 8-K or definitive proxy material, as of the date on which it was filed); and

      * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or the case of a report on Form 8-K or definitive proxy material, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Company's audit committee.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      * the Annual Report on Form 10-K of Molex Incorporated filed via EDGAR on September 20, 2002; and

      * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Molex Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      * any amendments to any of the foregoing.



Signature:	/S/ ROBERT B. MAHONEY
Name:            Robert B. Mahoney

Date:		September 20, 2002
                                             Subscribed and sworn to before me
                                             this 20th day of September 2002.


                                             /S/ TRACY E. JOHNSON
                                             Notary Public
                                             My commission expires:
                                             September 10, 2003